Adjusting items included in net finance costs	6 Months Ended
Jun. 30, 2023
Analysis of income and expense [abstract]
Adjusting items included in net finance costs
Adjusting items included in net finance costs
In the six months ended 30 June 2023, the Group incurred adjusting items within net finance costs of £23 million (30 June 2022:
£41 million).
This included interest of £28 million (30 June 2022: £13 million) in relation to the FII GLO, as described on page 39.
In the six months to 30 June 2022, the Group recognised £28 million of foreign exchange arising from the revaluation of foreign currency balances held in Russia and Belarus that due to the proposed transfer of the Group’s Russian and Belarusian businesses do not qualify for hedge accounting. There was no equivalent charge in the first six months of 2023.
All of the adjustments noted above have been included in the adjusted earnings per share calculation on page 36.